Exhibit 23




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                           Arthur Andersen LLP


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                                                                     Exhibit 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Hurco Companies, Inc.
Indianapolis, Indiana



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-27085 and 333-37401.






                                                            ARTHUR ANDERSEN LLP




Indianapolis, Indiana
January 25, 1999


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